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            SUPPLEMENT TO CURRENT STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                          KEYSTONE FUND OF THE AMERICAS

         The Fund's statement of additional information is hereby supplemented as follows:

         The Fund has adopted a nonfundamental investment restriction that generally prohibits the Fund from purchasing the securities of any open-end investment company except purchases in the open market provided that any such purchase will not result in duplication of sales charges or management fees.

         January 3, 1996